UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 13, 2020
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
145 Broadway
Cambridge, MA 02142
(617) 444-3000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    Effective on March 13, 2020, Marianne Brown was elected to fill a vacancy on the Board of Directors (the “Board”) of Akamai Technologies, Inc. (“Akamai”). Ms. Brown was designated as a Class I member of the Board and was elected to serve until the 2021 Annual Meeting of Stockholders or until her successor is duly appointed and qualified. Ms. Brown most recently served as Corporate Executive Vice President and Co-Chief Operating Officer, Global Financial Solutions segment of Fidelity National Information Services, Inc. (“FIS”), a global leader in financial services technology, from January 2018 until her retirement in December 2019. Prior to that, Ms. Brown had been Chief Operating Officer, Institutional and Wholesale Business of FIS since December 2015, when FIS acquired SunGard Financial Systems LLC, a leading financial software and technology services company, where she had been Chief Operating Officer since February 2014. Ms. Brown was recommended to the Board by its Nominating and Corporate Governance Committee in accordance with the provisions of the Nominating and Corporate Governance Committee Charter.

There are no arrangements or understandings between Ms. Brown and any other person pursuant to which she was elected as a director. Ms. Brown has not yet been assigned to any committees of the Board.

In accordance with Akamai’s non-employee director compensation plan as described in Akamai’s definitive proxy statement on Schedule 14A filed on April 2, 2019 with the Securities and Exchange Commission, Ms. Brown’s compensation for her services as a non-employee director will be consistent with that of Akamai’s other non-employee directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2020	/s/ Aaron Ahola
Aaron Ahola, Executive Vice President and General Counsel